Exhibit 10.5
BBV VIETNAM S.E.A. ACQUISITION CORP.
61 HUE LANE
HAI BA TRUNG DISTRICT
HANOI, VIETNAM

September 20, 2007

Bantry Bay Ventures-Asia, LLC
61 Hue Lane
Hai Ba Trung District
Hanoi, Vietnam

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of BBV Vietnam S.E.A. Acquisition Corp. (the “Company”), and continuing for up to two years until the earlier of the consummation by the Company of a business combination or the Company’s liquidation (as described in the Company’s IPO prospectus) (the “Termination Date”), Bantry Bay Ventures-Asia, LLC shall make available to the Company certain office as well as certain office and secretarial services as may be required by the Company from time to time, situated at 61 Hue Lane, Hai Ba Trung District, Hanoi, Vietnam. In exchange therefor, the Company shall pay Bantry Bay Ventures-Asia, LLC the sum of $7,500 per month starting as of the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

BBV VIETNAM S.E.A.
  ACQUISITION CORP.

By: _________________________
Name: Eric M. Zachs
Title: President
AGREED TO AND ACCEPTED BY:

BANTRY BAY VENTURES-ASIA, LLC

By: _________________________
Name:
Title: